Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans acquired by Citadel Servicing Corporation dba Acra Lending. The review included a total of 271 newly originated residential mortgage loans, in connection with the securitization identified as ACRA 2026-NQM1 (the “Securitization”). The Review was conducted from February 2026 through May 2026 on mortgage loans originated between January 2026 and May 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (271 loans in total):

Zero (0) loans had a Secondary Appraisal, one (1) loan had an AVM, zero (0) loans had an Exterior Only Appraisal Review, and one hundred seventy-one (171) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

One (1) loan had a Field Review or BPO, six (6) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred seventy-one (271) mortgage loans reviewed, one hundred seventy-four (174) unique mortgage loans (64.21% by loan count) had a total of six hundred two (602) discrepancies across thirty-one (31) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Loan Program	79	13.12%
Qualifying Total Reserves Number of Months	79	13.12%
Total Qualified Assets Available	78	12.96%
Monthly Total Escrow Payment	76	12.62%
Borrower Appraisal Receipt Date	73	12.13%
Total Liquid Assets Available For Close	59	9.80%
Qualifying Total Monthly Liabilities	49	8.14%
Qualifying FICO	16	2.66%
Borrower 1 Total Years Employment/Self-Employment Verified	10	1.66%
Originator DSCR	9	1.50%
Cash Disbursement Date	9	1.50%
Property Address	8	1.33%
Borrower 1 FTHB	8	1.33%
Cash out Include Debt Paid at Close	7	1.16%
Borrower 1 Citizen	7	1.16%
Qualifying Monthly P&I Amount	6	1.00%
Qualifying LTV	4	0.66%
Qualifying CLTV	4	0.66%
Calculated DSCR	3	0.50%

Borrower 1 Qualifying Income	3	0.50%
Property Type	3	0.50%
Lock Term (Days)	3	0.50%
Qualifying Total Housing Expense PITIA	1	0.17%
Borrower 2 Qualifying Income	1	0.17%
Borrower 1 First Name	1	0.17%
Prepayment Penalty Flag	1	0.17%
Reviewed Appraised Property Value	1	0.17%
Prepayment Penalty Calculation	1	0.17%
Borrower 2 Last Name	1	0.17%
Mortgage Origination Channel	1	0.17%
Number of Units	1	0.17%
Grand Total	602	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	225	$113,864,913.00	83.03%
Event Grade B	46	$25,075,550.00	16.97%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	271	$138,940,463.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	230	84.87%
Event Grade B	41	15.13%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	268	98.89%
Event Grade B	3	1.11%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	266	98.15%
Event Grade B	5	1.85%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	146
		Flood Certificate Missing	12
		Borrower 1 3rd Party VOE Prior to Close Missing	11
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	11
		Property Title Issue	10
		Borrower 1 Credit Report is Missing	9
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	9
		Housing History Does Not Meet Guideline Requirements	8

Audited FICO is less than Guideline FICO	7
Asset Qualification Does Not Meet Guideline Requirements	6
Missing income documentation	6
Borrower residency documentation not provided or issue with documentation	6
Fraud Report Shows Uncleared Alerts	6
Loan does not conform to program guidelines	5
Approval/Underwriting Summary Partially Provided	4
All Interested Parties Not Checked with Exclusionary Lists	4
Borrower Non-US Citizen Identification Document Missing	3
Borrower 2 Credit Report is Missing	3
Missing letter of explanation	3
Borrower 2 3rd Party VOE Prior to Close Missing	3
The Final 1003 is Incomplete	3
Missing Letter of Explanation (Credit)	2
Missing evidence of self employment	2
The Deed of Trust is Incomplete	2
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
Asset 2 Missing	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Missing VOM or VOR	2
Income and Employment Do Not Meet Guidelines	2
Asset 1 Does Not Meet Guideline Requirements	2
ATR: Current Employment Not Verified	2
Hazard Insurance Effective Date is after the Disbursement Date	2
The Total Hazard Coverage is LESS than the Required Coverage Amount	2
The Final 1003 is Missing	1
Overdraft/NSF Count Exceeds Tolerance	1
Borrower 2 Non-US Citizen Identification Document Missing	1
Asset 4 Expired	1
Satisfactory Chain of Title not Provided	1
Borrower 1 Credit Report is Incomplete	1
Audited HCLTV Exceeds Guideline HCLTV	1
Guideline Seasoning not Met	1

	Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
	Asset 2 Does Not Meet Guideline Requirements	1
	Purchase Contract is Missing	1
	HO6 Master Insurance Policy is Missing	1
	The Deed of Trust is Missing	1
	The Note is Missing	1
	Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	1
	Title Document Missing	1
	Missing Letter of Explanation (Assets)	1
	Borrower 1 Lease Agreements Missing	1
	Asset General	1
	Income 7 Months Income Verified is Missing	1
	Asset 11 Expired	1
	Borrower 1 Tax Returns Not Signed	1
	Assets do not meet guideline requirements	1
	Income/Employment General	1
	Rent Loss Coverage Not Sufficient	1
	Borrower 1 W2/1099 Missing	1
	Cash Out Does Not Meet Guideline Requirements	1
	Audited LTV Exceeds Guideline LTV	1
	Delinquent Credit History Does Not Meet Guideline Requirements	1
	Missing final HUD-1 from sale of non-subject property	1
	The Note is Incomplete	1
	Asset 9 Expired	1
	Missing Lease Agreement	1
	Asset 5 Expired	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Income 3 Months Income Verified is Missing	1
	Audited CLTV Exceeds Guideline CLTV	1
	Income 5 Months Income Verified is Missing	1
	Total Credit Grade (A) Exceptions:	337
B	Delinquent Credit History Does Not Meet Guideline Requirements	5
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	4

		Loan does not conform to program guidelines	4
		Audited CLTV Exceeds Guideline CLTV	4
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	4
		Audited HCLTV Exceeds Guideline HCLTV	4
		Audited LTV Exceeds Guideline LTV	4
		Borrower 1 3rd Party VOE Prior to Close Missing	4
		Audited FICO is less than Guideline FICO	3
		Purchase Contract is Incomplete	2
		Missing evidence of self employment	2
		ATR: Reasonable Income or Assets Not Considered	2
		Purchase is not considered to be an Arm's Length Transaction	2
		Guideline Seasoning not Met	2
		Audited DTI Exceeds Guideline DTI	2
		Missing income documentation	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		Approval/Underwriting Summary Not Provided	1
		Title Document is Partially Present	1
		Asset 1 Does Not Meet Guideline Requirements	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Missing VVOE dated within 10 days consummation	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Borrower 1 Paystubs Missing	1
		Housing History Does Not Meet Guideline Requirements	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Asset General	1
		DSCR is less than guideline minimum	1
		Total Credit Grade (B) Exceptions:	61
Compliance	A	No Compliance Findings	152
		Higher-Priced Mortgage Loan Test	37
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		Initial Closing Disclosure Delivery Date Test	4
		NC Rate Spread Home Loan Test	3
		MD COMAR Higher-Priced Mortgage Loan Test	3
		Missing Required Affiliated Business Disclosure	2
		Charges That Cannot Increase Test	2

		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		Lender Credits That Cannot Decrease Test	2
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		TRID: Missing Closing Disclosure	1
		eSigned Documents Consent is Missing	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		CT Nonprime Home Loan Test	1
		Or. Rev. Stat. Ann. § 746.201 Collateral Protection Notice was not provided (Disclosure Page v2)	1
		Total Compliance Grade (A) Exceptions:	218
	B	Charges That Cannot Increase Test	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Lender Credits That Cannot Decrease Test	1
		Total Compliance Grade (B) Exceptions:	3
Property	A	No Property Findings	244
		FEMA Post Disaster Inspection Report not Provided	9
		Property/Appraisal General	8
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	7
		Appraisal incomplete (missing map, layout, pages, etc.)	3
		The appraiser was not licensed (Primary Value)	2
		Third Party Valuation Product Not Provided within 10% Tolerance	2
		Incorrect Appraisal Form For Property Type	1
		Ineligible Property	1
		Total Property Grade (A) Exceptions:	277
	B	Property/Appraisal General	2
		HOA Questionnaire is Incomplete	1
		Appraisal is Expired	1
		HOA Does Not Meet Guidelines	1
		Total Property Grade (B) Exceptions:	5

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.